SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 6, 2019

ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation) Lilly Corporate Center Indianapolis, Indiana (Address of Principal Executive Offices)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.) 46285 (Zip Code)

Registrant's telephone number, including area code: (317) 276-2000

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release, dated February 6, 2019, announcing the results of operations of Eli Lilly and Company (“Lilly”) for the fourth quarter and fiscal year ended December 31, 2018 (the “Reported Periods”), including, among other things, unaudited operating results for those periods.

Item 8.01. Other Events

The information contained in Exhibit 99.1 (other than the quote from David A. Ricks, the Company’s Chief Executive Officer, the Company’s non-GAAP financial results for the Reported Periods, the Company’s non-GAAP guidance for 2019 and the reconciliations related thereto) is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number    Description
99.1        Press release dated February 6, 2019, together with related attachments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ELI LILLY AND COMPANY
(Registrant)

By:    /s/ Donald A. Zakrowski
Name:    Donald A. Zakrowski
Title:     Vice President, Finance and
Chief Accounting Officer

Dated: February 6, 2019

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release dated February 6, 2019, together with related attachments